UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood Street, 15th Floor Dallas, Texas (Address of principal executive offices)		75201 (Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosure.

On May 8, 2019, MoneyGram International, Inc. (the “Company”) announced that Bank of America, N.A. has arranged a $245 million senior secured second lien term facility (the “Second Lien Term Facility”) for the Company. The Second Lien Term Facility will be led by BPC Lending I LLC, an affiliate of Beach Point Capital Management, which has committed to provide $200 million of the Second Lien Term Facility. The Carlyle Group, or an affiliate thereof, will be participating in a portion of the Second Lien Term Facility. The Second Lien Term Facility would bear interest at 13.00% per annum, a portion of which would be payable in kind at the Company’s option, as well as provide for customary fees and an original issue discount. The Company expects to use the net proceeds from the Second Lien Term Facility, together with available working capital, to prepay $245 million of debt outstanding under the First Lien Term Facility (as defined below).

The closing of the Second Lien Term Facility is conditioned on, among other things, the Company refinancing or extending the maturity date under its existing senior secured first lien revolving credit facility (the “Revolving Facility”) and senior secured first lien term loan facility (the “First Lien Term Facility” and, together with the Revolving Facility, the “First Lien Facilities”). The refinancing or extension of the First Lien Facilities, the arrangement of which is expected to commence in the near future, together with obtaining the Second Lien Term Facility, are collectively referred to as the “Refinancing.”

Upon the closing of the Second Lien Term Facility, the Company would issue warrants (the “Warrants”) to the lenders under the Second Lien Term Facility representing 8% of the fully diluted then-outstanding common stock of the Company, assuming full conversion of the Company’s Series D Participating Convertible Preferred Stock (the “fully-diluted common stock”). The Company agreed to deliver a portion of the Warrants in connection with the arrangement of the Second Lien Term Facility (representing 1.5% of the fully diluted common stock (the “Initial Warrants”)). Upon the closing of the Second Lien Term Facility, the Initial Warrants would be applied towards, and be a part of (and not in addition to) the Warrants representing 8% of the fully-diluted common stock to be delivered to the lenders upon the closing.

The Initial Warrants are required to be delivered to the lenders upon the earliest of (i) the closing of the Second Lien Term Facility, (ii) July 8, 2019 and (iii) the Company’s termination of the financing arrangement (in each case, regardless of whether the Second Lien Term Facility is funded). In the event the Second Lien Term Facility closes, each Warrant would be exercisable, in whole or in part, at an exercise price equal to $0.01 per share following either (a) a “change of control,” (b) the repayment in full of all amounts outstanding under the Second Lien Term Facility, (c) the maturity date of the Second Lien Term Facility or (d) the occurrence and continuance of an event of default under the Second Lien Term Facility. If the Second Lien Term Facility does not close, each Initial Warrant would be exercisable, in whole or in part, at an exercise price equal to $0.01 per share upon the earlier of (i) November 7, 2019 and (ii) a “change of control.” All Warrants would expire ten years after the closing of the Second Lien Term Facility.

The Second Lien Term Facility would mature upon the earlier of (i) six years after the closing of the Second Lien Term Facility and (ii) 12 months following the stated maturity date of the refinanced or extended First Lien Term Facility. The Company’s entry into the Second Lien Term Facility is subject to various conditions, including the refinancing or extension of the First Lien Facilities, the execution of definitive documentation and various customary closing conditions. There can be no assurance as to whether or when the Company will reach an agreement to refinance or extend the First Lien Facilities, the Refinancing will be consummated or the terms of the refinanced or extended First Lien Facilities and Second Lien Term Facility to be included in the Refinancing will be revised in material respects prior to its completion.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,”

“pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to close the Second Lien Term Facility, extend or refinance the First Lien Facilities, and complete the Refinancing or comply with the terms thereof; our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the Agreements entered into with the U.S. federal government and the effect of the Agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ended December 31, 2018.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	General Counsel and Corporate Secretary

Date: May 8, 2019

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